Exhibit 77(q)(1)

                                    EXHIBITS

(a)(1) Form of Amended and Restated Declaration of Trust - filed as an exhibit to Post-Effective Amendment No. 29 to the Registrant's Form N-1A Registration Statement on February 22, 2002 and incorporated herein by reference.

(a)(2) Form of Establishment and Designation of Series - filed as an exhibit to Post-Effective Amendment No. 31 to the Registrant's Form N-1A Registration Statement on May 29, 2002 and incorporated herein by reference.

(e)(1) Investment Advisory Agreement between the ING Get Fund - Series Q and Aeltus Investment Management, Inc. - filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Form N-1A Registration Statement on January 15, 2002 and incorporated herein by reference.

(e)(2) Form of Investment Advisory Agreement between the ING Get Fund - Series R and ING Investments, LLC - filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Form N-1A Registration Statement on January 15, 2002 and incorporated herein by reference.

(e)(3) Form of Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. - filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant's Form N-1A Registration Statement on January 15, 2002 and incorporated herein by reference.

(e)(4) Form of Investment Advisory Agreement between the ING Get Fund - Series R and ING Investments, LLC - filed as an exhibit to Post-Effective Amendment No. 29 to the Registrant's Form N-1A Registration Statement on February 22, 2002 and incorporated herein by reference.

(e)(5) Form of Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. - filed as an exhibit to Post-Effective Amendment No. 29 to the Registrant's Form N-1A Registration Statement on February 22, 2002 and incorporated herein by reference.

(e)(6) Form of Investment Management Agreement between the Registrant and ING Investments, LLC - filed as an exhibit to Post-Effective Amendment No. 31 to the Registrant's Form N-1A Registration Statement on May 29, 2002 and incorporated herein by reference.

(e)(7) Form of Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. - filed as an exhibit to Post-Effective Amendment No. 31 to the Registrant's Form N-1A Registration Statement on May 29, 2002 and incorporated herein by reference.